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                                                                      EXHIBIT 21

                       SUBSIDIARIES OF HARTFORD LIFE, INC.

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
                                                                    JURISDICTION               NAMES UNDER
                                                                        OF                     WHICH COMPANY
COMPANY NAME                                                        INCORPORATION              DOES BUSINESS
------------                                                        -------------              -------------
Alpine Life Insurance Company                                      Connecticut                     "Alpine"
American Maturity Life Insurance Company (60%)                     Connecticut                      "AML"
AML Financial, Inc.                                                Connecticut                         n/a
Brazilcap Capitalizacao S.A. (17%)                                 Brazil                              n/a
CAB Corporation (50%)                                              British Virgin Islands              n/a
Consultora de Capitales S.A.
     Sociedad Gerente De Fondos Corriunes De Enversion (50%)       Argentina                           n/a
Federal Capitalizacao S.A. (24.5%)                                 Brazil                              n/a
Galicia Vida Compania de Seguros S.A. (40%)                        Argentina                     "Galica Vida"
Hartford Advisers HLS Fund, Inc.                                   Maryland                            n/a
Hartford Bond HLS Fund, Inc.                                       Maryland                            n/a
Hartford Calma Company (60%)                                       Florida                             n/a
Hartford Capital Appreciation HLS Fund, Inc.                       Maryland                            n/a
Hartford - Comprehensive Employee Benefit Service Company          Connecticut                    "CEBSCO"
Hartford Dividend and Growth HLS Fund, Inc.                        Maryland                            n/a
Hartford Equity Sales Company, Inc.                                Connecticut                     "HESCO"
Hartford Financial Services, LLC                                   Delaware                            n/a
Hartford Financial Services Life Insurance Company                 Connecticut                         n/a
Hartford Index HLS Fund, Inc.                                      Maryland                            n/a
Hartford International Advisers HLS Fund, Inc.                     Maryland                            n/a
Hartford International Life Reassurance Corporation                Connecticut                         n/a
Hartford International Opportunities HLS Fund, Inc.                Maryland                            n/a
Hartford Investment Financial Services Company                     Delaware                            n/a
Hartford Life and Accident Insurance Company                       Connecticut                      "HLA"
Hartford Life and Annuity Insurance Company                        Connecticut                         n/a
Hartford Life Insurance Company of Canada  (96.89%)                Canada                              n/a
Hartford Life Insurance Company                                    Connecticut                         n/a
Hartford MidCap HLS Fund, Inc.                                     Maryland                            n/a
Hartford Money Market HLS Fund, Inc.                               Maryland                            n/a
Hartford Mortgage Securities HLS Fund, Inc.                        Maryland                            n/a
Hartford Securities Distribution Company, Inc.                     Connecticut                         n/a
Hartford Seguros de Retiro S.A.                                    Argentina                           n/a
Hartford Seguros de Vida (S.A.)                                    Argentina                           n/a
Hartford Series Fund, Inc., on behalf of the following Series:
     Hartford Global Leaders HLS Fund                              Maryland                            n/a
     Hartford Growth and Income HLS Fund                           Maryland                            n/a
     Hartford High Yield HLS Fund                                  Maryland                            n/a
Hartford Small Company HLS Fund, Inc.                              Maryland                            n/a
Hartford Stock HLS Fund, Inc.                                      Maryland                            n/a
HL Investment Advisors, LLC                                        Connecticut                         n/a
HLIC Canada Holdings, Inc.                                         Canada                              n/a
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                                                                      EXHIBIT 21

                 SUBSIDIARIES OF HARTFORD LIFE, INC. (CONTINUED)


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
                                                                    JURISDICTION                  NAMES UNDER
                                                                        OF                        WHICH COMPANY
COMPANY NAME                                                        INCORPORATION                 DOES BUSINESS
------------                                                        -------------                 -------------

Icatu Hartford Administracao de Beneficios Ltda.                   Brazil                                 n/a
Icatu Hartford Fundo de Pensao                                     Brazil                          Icatu-Hartford
Icatu Hartford Capitalizacao S.A. (45%)                            Brazil                                 n/a
Icatu Hartford Seguros S.A. (45%)                                  Brazil                                 n/a
Instituto de Salta Campana de Seguros de Vida S.A. (90%)           Argentina                              n/a
International Corporate Marketing Group, Inc.                      Connecticut                            n/a
ITT Hartford Life International, Ltd.                                  Connecticut                        n/a
ITT  Hartford Life, Ltd.                                           Bermuda                                n/a
ITT Hartford Seguros de Vida  (50%)                                Uruguay                                n/a
ITT Hartford Sudamericana Holding S.A.                             Argentina                              n/a
MS Fund America 1993-K SPE Inc.                                    Delaware                               n/a
PLANCO, Incorporated                                               Pennsylvania                   "PLANCO Enterprises
                                                                                                     Inc." Texas only
PLANCO Financial Services, Inc.                                    Pennsylvania                           n/a
Royal Life Insurance Company of America                            Connecticut                            n/a
The Evergreen Group Incorporated                                   New York                               n/a
The Hartford Mutual Funds, Inc., on behalf of the
   following Series:
     The Hartford Advisers Fund                                    Maryland                               n/a
     The Hartford Bond Income Strategy Fund                        Maryland                               n/a
     The Hartford Capital Appreciation Fund                        Maryland                               n/a
     The Hartford Dividend and Growth Fund                         Maryland                               n/a
     The Hartford Global Leaders Fund                              Maryland                               n/a
     The Hartford Growth and Income Fund                           Maryland                               n/a
     The Hartford High Yield Fund                                  Maryland                               n/a
     The Hartford International Opportunities Fund                 Maryland                               n/a
     The Hartford MidCap Fund                                      Maryland                               n/a
     The Hartford Money Market Fund                                Maryland                               n/a
     The Hartford Small Company Fund                               Maryland                               n/a
     The Hartford Stock Fund                                       Maryland                               n/a
Thesis S.A.                                                        Argentina                              n/a
U.O.R. S.A. (47.75%)                                               Argentina                              n/a
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